                                                                    EXHIBIT 99.2

                   UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                Charleston, WV
                              Stock Symbol: UBSI
                   (In Thousands Except for Per Share Data)

                                                           Three Months Ended
                                                   ----------------------------------
                                                    March        March       December
Consolidated Statements of Income                    2001         2000         2000
                                                   -------      -------      --------
Interest Income and Expense
Interest and Loan Fees Income                      $91,997      $93,268      $ 95,218
Tax Equivalent Adjustment                            2,868        2,875         2,843
                                                   -------      -------      --------
     Interest and Fees Income (FTE)                 94,865       96,143        98,061
Interest Expense                                    47,777       46,542        51,427
                                                   -------      -------      --------
     Net Interest Income (FTE)                      47,088       49,601        46,634

Loan Loss Provision                                  2,499        2,547         4,908

Non-Interest Income:
  Inv. Securities Transactions                         142          318       (15,011)
  Trust Revenue                                      2,015        1,692         1,859
  Service Charges on Deposits                        6,017        5,093         6,014
  Income from Mortgage Banking Operations            5,225        3,383         3,784
  Gain/(loss) on Sale of Assets                          0            0             0
  Other Non-Interest Revenue                           546          315           551
                                                   -------      -------      --------
     Total Non-Interest Income                      13,945       10,801        (2,803)
                                                   -------      -------      --------

Non-Interest Expense:
  Staff Expense                                     14,483       13,739        13,698
  Occupancy & Equipment                              2,658        3,161         2,895
  Other Expenses                                     8,622       10,151        11,883
  Amortization of Intangibles                          792          820           808
  OREO Expense                                         119           97           100
  FDIC Expense                                         322          175           326
                                                   -------      -------      --------
     Total Non-Interest Expense                     26,996       28,143        29,710
                                                   -------      -------      --------

Pre-Tax Earnings (FTE)                              31,538       29,712         9,213

Tax Equivalent Adjustment                            2,868        2,875         2,843
                                                   -------      -------      --------

Reported Pre-Tax Earnings                           28,670       26,837         6,370

Taxes                                                9,318        8,849         2,066
                                                   -------      -------      --------

Net Income before Extra Items                       19,352       17,988         4,304

Extraordinary Items (Net of Tax)
                                                   -------      -------      --------

Net Income                                         $19,352      $17,988      $  4,304
                                                   =======      =======      ========

MEMO: Effective Tax Rate                             32.50%       32.97%        32.43%

                   UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                Charleston, WV
                              Stock Symbol:  UBSI
                   (In Thousands Except for Per Share Data)


Consolidated Balance Sheets                         March 31        March 31
                                                      2001            2000
                                                      Q-T-D           Q-T-D            March 31     December 31
                                                     Average         Average             2001          2000
                                                     -------         -------           --------     -----------
Cash & Cash Equivalents                            $  130,817       $  111,670       $  155,576      $  144,810

Trading Account Securities
Securities Available for Sale                         903,282        1,023,967        1,014,729         865,266
Held to Maturity Securities                           345,035          407,241          288,884         380,068
Other Securities
                                                   ----------       ----------       ----------      ----------
  Total Securities                                  1,248,317        1,431,208        1,303,613       1,245,334
                                                   ----------       ----------       ----------      ----------
     Total Cash and Securities                      1,379,134        1,542,878        1,459,189       1,390,144
                                                   ----------       ----------       ----------      ----------

  Loans held for sale                                 174,010          100,757          239,148         203,831
  Commercial Loans                                  1,536,740        1,473,522        1,543,672       1,527,008
  Mortgage Loans                                    1,347,506        1,358,583        1,326,735       1,359,044
  Consumer Loans                                      301,469          355,360          301,439         306,442
                                                   ----------       ----------       ----------      ----------

     Loans & Leases, net of unearned income         3,359,725        3,288,222        3,410,994       3,396,325

Reserve for loan & Lease  Losses                      (40,901)         (39,609)         (41,191)        (40,532)

Goodwill                                               34,832           37,300           34,449          35,102
Mortgage Servicing Rights                                                   13
Purchase Credit Card Intangibles
Other Intangibles                                       4,048            4,772            3,946           4,122
                                                   ----------       ----------       ----------      ----------
   Total Intangibles                                   38,880           42,085           38,395          39,224

Real Estate Owned                                       2,426            3,815            2,395           2,109
Other Assets                                          110,922          137,361          115,023         117,277
                                                   ----------       ----------       ----------      ----------
     Total Assets                                  $4,850,186       $4,974,752       $4,984,804      $4,904,547
                                                   ==========       ==========       ==========      ==========

MEMO: Earning Assets                               $4,583,319       $4,686,817       $4,762,807      $4,643,668
                                                   ==========       ==========       ==========      ==========

Interest-bearing Deposits                          $2,865,822       $2,770,075       $2,921,075      $2,852,034
Noninterest-bearing Deposits                          479,797          462,542          541,626         539,415
Foreign Deposits
                                                   ----------       ----------       ----------      ----------
   Total Deposits                                   3,345,619        3,232,617        3,462,701       3,391,449

Short-term Borrowings                                 319,938          322,221          337,751         333,716
Intermediate & Long-term Borrowings                   686,763          960,393          681,446         706,512
                                                   ----------       ----------       ----------      ----------
   Total Borrowings                                 1,006,701        1,282,614        1,019,197       1,040,228

Other Liabilities                                      58,736           58,664           57,822          42,000
Minority Interest
                                                   ----------       ----------       ----------      ----------

     Total Liabilities                              4,411,056        4,573,895        4,539,720       4,473,677
                                                   ----------       ----------       ----------      ----------

Common Equity                                         439,130          400,857          445,084         430,870
                                                   ----------       ----------       ----------      ----------
     Total Shareholders' Equity                       439,130          400,857          445,084         430,870
                                                   ----------       ----------       ----------      ----------

Total Liabilities & Equity                         $4,850,186       $4,974,752       $4,984,804      $4,904,547
                                                   ==========       ==========       ==========      ==========

                   UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                Charleston, WV
                              Stock Symbol: UBSI
                   (In Thousands Except for Per Share Data)

                                                                            Three Months Ended
                                                           --------------------------------------------------
                                                           March              March                  December
Share Data:                                                2001               2000                     2000
                                                           -----              -----                  --------
Earnings Per Share:
  Net Income before Extraordinary Items:
     Basic                                                 $0.46              $0.43                    $0.11
     Diluted                                               $0.46              $0.42                    $0.11
     Diluted - Cash Basis                                  $0.47              $0.44                    $0.12

  Net Income after Extraordinary Items:
     Basic                                                 $0.46              $0.43                    $0.11
     Diluted                                               $0.46              $0.42                    $0.11
     Diluted - Cash Basis                                  $0.47              $0.44                    $0.12

Common Dividend Declared Per Share                         $0.22              $0.21                    $0.21

High Common Stock Price                                   $23.25             $24.44                   $22.13
Low Common Stock Price                                    $19.44             $17.00                   $17.25
Book Value Per Share                                      $10.70              $9.37                   $10.32
Tangible Book Value Per Share                              $9.78              $8.38                    $9.38

52-week High Common Stock Price                           $23.25             $27.38                   $24.44
    Date                                                03/01/01           04/22/99                 01/03/00
52-week Low Common Stock Price                            $16.38             $17.00                   $16.38
    Date                                                06/27/00           03/08/00                 06/27/00

EOP Shares Outstanding (Net of Treasury Stock):       41,587,229         42,018,879               41,765,271

Average Shares Outstanding: (Net of Treasury
 Stock):
     Basic                                            41,703,350         42,272,860               41,775,776
     Diluted                                          42,020,236         42,657,425               42,072,051

Memorandum Items:

Tax Applicable to Security Transactions                      $50               $111                  ($5,254)

Common Dividends                                          $9,175             $8,879                   $8,782

EOP Employees (full-time equivalent)                       1,277              1,367                    1,288

                   UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                Charleston, WV
                              Stock Symbol: UBSI
                   (In Thousands Except for Per Share Data)

                                                                                   Three Months Ended
                                                              ---------------------------------------------------------
                                                                March                    March                 December
Selected Yields and Net Interest Margin:                         2001                     2000                    2000
                                                              --------                 --------                --------
Loans                                                             8.87%                    8.80%                   9.05%
Investment Securities                                             7.03%                    6.84%                   6.92%
Money Market Investments/FFS                                      6.19%                    6.46%                   6.79%
   Average Earning Assets Yield                                   8.33%                    8.22%                   8.45%
Interest-bearing Deposits                                         4.69%                    4.22%                   4.84%
Short-term Borrowings                                             4.84%                    4.85%                   5.55%
Long-term Borrowings                                              6.38%                    5.70%                   6.40%
   Average Liability Costs                                        5.00%                    4.62%                   5.20%
     Net Interest Spread                                          3.32%                    3.60%                   3.25%
     Net Interest Margin                                          4.10%                    4.23%                   4.03%

Selected Financial Ratios:

Return on Average Common Equity                                  17.87%                   18.05%                   4.03%
Return on Average Assets                                          1.62%                    1.45%                   0.35%
Loan / Deposit Ratio                                             98.51%                  101.77%                 100.14%
Loan Loss Reserve / Net Loans                                     1.30%                    1.22%                   1.27%
Nonaccrual / Net Loans                                            0.23%                    0.41%                   0.24%
OREO / Net Loans                                                  0.07%                    0.12%                   0.06%
Non-performing / Net Loans                                        0.44%                    0.78%                   0.45%
Delinquency Ratio                                                 0.36%                    0.66%                   0.38%
Primary Capital Ratio                                             9.68%                    8.63%                   9.53%
Shareholders' Equity Ratio                                        8.93%                    7.91%                   8.79%
Price / Book Ratio                                                2.07%                    2.35%                   2.33%
Price / Earnings Ratio                                           12.01%                   13.07%                  15.23%
Efficiency Ratio                                                 42.84%                   45.31%                  48.95%

                                                                March                    March                 December
Credit Quality Data:                                             2001                     2000                    2000
                                                              --------                 --------                --------
EOP Non-Accrual Loans                                         $  7,588                 $ 13,110                $  8,131
EOP 90-Day Past Due Loans                                        4,698                    7,951                   4,717
                                                              --------                 --------                --------
   Total EOP Non-performing Loans                             $ 12,286                 $ 21,061                $ 12,848

EOP Other Real Estate & Assets Owned                             2,395                    3,764                   2,109
                                                              --------                 --------                --------
   Total EOP Non-performing Assets                            $ 14,681                 $ 24,825                $ 14,957
                                                              ========                 ========                ========
                                                                                   Three Months Ended
                                                              ---------------------------------------------------------
                                                                March                    March                 December
                                                                 2001                     2000                    2000
                                                              --------                 --------                --------
Charge-off Analysis:
Gross Charge-offs                                              ($2,672)                 ($2,859)                ($4,054)
Recoveries                                                         832                      203                     246
                                                              --------                 --------                --------
Net Charge-offs                                                ($1,840)                 ($2,656)                ($3,808)
                                                              ========                 ========                ========